UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2007


                                    MDI, INC.

             (Exact name of registrant as specified in its charter)


            Delaware                  0-9463                75-2626358

 (State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)           File Number)         Identification No.)


                  10226 San Pedro Avenue
                    San Antonio, Texas                         78216
         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (210) 582-2664



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

     On April 26, 2007, MDI received a letter from the Chairman and CEO of Stratis Authority, Inc., the largest shareholder of the Company, addressing defamatory statements and false information that has been widely circulated over the last week about Stratis, its LearnSafe(TM) program and MDI. The Company applauds the actions being taken by Stratis and is pleased that Stratis is taking the initiative to deal with the creators and distributors of the false, malicious information.

The Company believes that the message expressed by Stratis urgently needs to be made available to all of our stakeholders, e.g. our customers, our employees, our communities and our investors - and not just to our shareholders.

To the extent that Stratis has the tools for investigating unethical behavior that disregards the legitimate interests of all stakeholders, the Company welcomes the use by Stratis of those tools as it is the belief of our management that we have a responsibility to all of our stakeholders to restore trust.

On April 26, 2007, the Company issued the press release attached hereto as
Exhibit 99.1 and incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits.

       Exhibits. The following exhibits are being filed herewith:

       99.1  Press Release issued by MDI dated April 26, 2007.
       99.2 Letter from Stratis Authority, Inc. to MDI Shareholders dated April 26, 2007.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated: April 26, 2007                          MDI, Inc.



                                               By: /s/ Richard A. Larsen
                                                   ---------------------
                                               Richard A. Larsen
                                               Senior Vice President, General
                                               Counsel and Secretary